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                                                                    EXHIBIT 10.5






                                DEVX ENERGY, INC.

                          FORM OF AMENDED AND RESTATED
                    DIRECTORS' NONQUALIFIED STOCK OPTION PLAN


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                                DEVX ENERGY, INC.

                          FORM OF AMENDED AND RESTATED
                    DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

                                TABLE OF CONTENTS

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                                                                            ----
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ARTICLE 1         PURPOSE.................................................... 1

ARTICLE 2         DEFINITIONS................................................ 1

ARTICLE 3         ADMINISTRATION............................................. 2

ARTICLE 4         ELIGIBILITY................................................ 2

ARTICLE 5         SHARES SUBJECT TO PLAN..................................... 3

ARTICLE 6         GRANT OF OPTIONS........................................... 3

ARTICLE 7         OPTION PRICE............................................... 3

ARTICLE 8         OPTION PERIOD; FORFEITURE.................................. 3
                  8.1      Option Period..................................... 3
                  8.2      Forfeiture........................................ 4

ARTICLE 9         TERMINATION OF SERVICE..................................... 4
                  9.1      Death............................................. 4
                  9.2      Disability or Retirement.......................... 4
                  9.3      Other Termination................................. 4

ARTICLE 10        EXERCISE OF OPTION......................................... 4

ARTICLE 11        AMENDMENT OR DISCONTINUANCE................................ 5

ARTICLE 12        TERM....................................................... 6

ARTICLE 13        CAPITAL ADJUSTMENTS........................................ 6

ARTICLE 14        RECAPITALIZATION, MERGER AND CONSOLIDATION................. 7

ARTICLE 15        LIQUIDATION OR DISSOLUTION................................. 7

ARTICLE 16        OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED
                  BY OTHER CORPORATIONS...................................... 8


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
ARTICLE 17        MISCELLANEOUS PROVISIONS................................... 8
                  17.1     Investment Intent................................. 8
                  17.2     No Employment Relationship........................ 8
                  17.3     Indemnification of Board.......................... 8
                  17.4     Effect of the Plan................................ 8
                  17.5     Compliance With Other Laws and Regulations........ 8
                  17.6     Tax Requirements.................................. 9
                  17.7     Assignability..................................... 9
                  17.8     Use of Proceeds................................... 9
                  17.9     Legend............................................ 9












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                                DEVX ENERGY, INC.

                          FORM OF AMENDED AND RESTATED
                    DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

         The name of the plan is the AMENDED AND RESTATED DIRECTORS' NONQUALIFIED STOCK OPTION PLAN (the "PLAN") of DevX Energy, Inc., a Delaware corporation (hereinafter called the "COMPANY"). The Directors' Nonqualified Stock Option Plan was originally adopted by the Board of Directors of the Company, and was approved by the Company's stockholders, in 1998. Effective December 15, 2000, the Company's Board of Directors approved, subject to stockholder approval, the Amended and Restated Directors' Nonqualified Stock Option Plan.

                                    ARTICLE 1
                                     PURPOSE

         The purpose of the Plan is to attract and retain Outside Directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of Nonqualified Stock Options that will

                  (a) increase the interest of such persons in the Company's welfare;

                  (b) furnish an incentive to such persons to continue their services for the Company; and

                  (c) provide a means through which the Company may attract able persons as Outside Directors.


                                    ARTICLE 2
                                   DEFINITIONS

         For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                  2.1 "Board" means the board of directors of the Company.

                  2.2 "Code" means the Internal Revenue Code of 1986, as amended.

                  2.3 "Common Stock" means the common stock, par value $0.234 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

                  2.4 "Company" means DevX Energy, Inc., a Delaware corporation.

                  2.5 "Date of Grant" means the effective date on which a Stock Option is awarded to a Participant as set forth in the applicable Stock Option Agreement.

                  2.6 "Option Period" means the period during which a Stock Option may be exercised.


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                  2.7 "Option Price" means the price which must be paid by a
         Participant upon exercise of a Stock Option to purchase a share of Common Stock.

                  2.8 "Outside Director" means a Director of the Company who is not an Employee.

                  2.9 "Participant" shall mean an Outside Director to whom a Stock Option is granted under this Plan.

                  2.10 "Plan" means this DevX Energy, Inc. Amended and Restated Directors' Nonqualified Stock Option Plan, as amended from time to time.

                  2.11 "Stock Option" means a nonqualified option to purchase Common Stock of the Company granted under this Plan.

                  2.12 "Stock Option Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of a Stock Option.

                  2.13 "Termination of Service" occurs when a Participant shall cease to serve as an Outside Director for any reason.

                  2.14 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Board.

                                    ARTICLE 3
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company. The Board, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Board of Directors shall be final, binding, and conclusive on all interested parties.

                                    ARTICLE 4
                                   ELIGIBILITY

         Any Outside Director whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The Board, upon its own action, may grant, but shall not be required to grant, a Stock Option to any Outside Director. Except as required by this Plan, Stock Options granted at different times need not contain similar provisions. The Board's determinations under the Plan need not be uniform and may be made by it selectively among Outside Directors who receive, or are eligible to receive, Stock Options under the Plan.


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                                    ARTICLE 5
                             SHARES SUBJECT TO PLAN

         The Board may not grant Stock Options under the Plan for more than 100,000 shares of Common Stock of the Company (as may be adjusted in accordance with ARTICLES 13 and 14 hereof), all of which are designated as nonqualified stock options. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares previously subject to Stock Options which have expired or been canceled may be reissued under the Plan.

         The Company during the term of this Plan will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

                                    ARTICLE 6
                                GRANT OF OPTIONS

         Subject to the terms of this Plan, the Board may grant options to purchase up to 30,000 shares of Common Stock to each Participant, in any year as the Board deems appropriate, subject to adjustment as provided herein. The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the total number of shares subject to the Stock Option, the Option Price, the maximum term of the Stock Option, the Date of Grant, and such other terms and provisions as are approved by the Board, but not inconsistent with the Plan. The Company shall execute a Stock Option Agreement with a Participant after the issuance of a Stock Option. Any Stock Option granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's shareholders for approval; however, the Board may grant Stock Options under the Plan prior to the time of shareholder approval.

                                    ARTICLE 7
                                  OPTION PRICE

         The Option Price for any share of Common Stock which may be purchased under a Stock Option shall be such price as determined by the Board.

                                    ARTICLE 8
                            OPTION PERIOD; FORFEITURE

         8.1 OPTION PERIOD. A Stock Option may be exercised in whole or in part at any time during its term. The Option Period for a Stock Option may be reduced or terminated upon Termination of Service in accordance with ARTICLE 9. No Stock Option granted under the Plan may be exercised at any time after the end of its Option Period.

         Each Stock Option will terminate at the first of the following to occur:

                  (a) 5 p.m. on the tenth anniversary of the Date of Grant;


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                  (b) 5 p.m. on the date which is six (6) months following the
         Participant's Termination of Service due to death or Total and Permanent Disability; or

                  (c) 5 p.m. on the 90th day after the date of any other Termination of Service, except as provided in Section 9.3 below.

         8.2 FORFEITURE. In the event of a Participant's Termination of Service other than as a result of death or Total and Permanent Disability, the unexercised portion of the Stock Option previously granted to such Participant shall terminate and be forfeited as of 5 p.m. on the 90th day after the day of the termination.

                                    ARTICLE 9
                             TERMINATION OF SERVICE

         In the event of Termination of Service of a Participant, the Option Period for any Stock Option of the Participant shall be amended in accordance with this ARTICLE 9 and such Stock Option may only be exercised as follows:

         9.1 DEATH. In the event of the Participant's death while serving as an Outside Director, his Stock Option may be exercised for a period of six (6) months after the Participant's death; such Stock Option may be exercised by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death.

         9.2 DISABILITY OR RETIREMENT. Upon the Termination of the Participant's Service as an Outside Director by reason of Total and Permanent Disability, the Participant or his guardian may exercise such Participant's Stock Option within six (6) months after the date of such Termination of Service.

         9.3 OTHER TERMINATION. Upon the Termination of the Participant's Service as an Outside Director for any reason other than as a result of death, or Total and Permanent Disability, the Participant may, before 5 p.m. on the 90th day after the day of such Termination of Service, exercise any Stock Options to the extent such Stock Options were exercisable at the date of such Termination of Service.

                                   ARTICLE 10
                               EXERCISE OF OPTION

         Stock Options may be exercised during the Option Period, subject to limitations and restrictions set forth in ARTICLE 9. Stock Options may be exercised at such times and in such amounts as provided in this Plan and the applicable Stock Option Agreements, subject to the terms, conditions, and restrictions of the Plan.

         In no event may a Stock Option be exercised or shares be issued pursuant to a Stock Option if a necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Stock Option may be exercised for a fractional share of Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

         Subject to such administrative regulations as the Board may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Board setting forth the number of shares with respect


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to which the Stock Option is to be exercised and the date of exercise thereof
(the "EXERCISE DATE") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Board in its sole discretion.

         Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office within ten (10) business days after the Exercise Date. The obligation of the Company to deliver shares shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock being purchased upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

         If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

                                   ARTICLE 11
                           AMENDMENT OR DISCONTINUANCE

         The Plan may be amended or discontinued by the Board without the approval of the shareholders of the Company unless shareholder approval is required by any stock exchange on which the shares to be issued upon exercise of the Stock Options are listed. Any amendment to the Plan shall be approved by shareholders if the amendment would:

                  (a) materially increase the benefits accruing to Participants under the Plan;

                  (b) materially increase the number of securities which may be issued under the Plan; or

                  (c) materially modify the requirements as to eligibility for participation in the Plan.

In addition, no amendment may adversely affect an outstanding Stock Option without the consent of the Participant.


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                                   ARTICLE 12
                                      TERM

         The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on December 15, 2010, but Stock Options granted before the effective date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 13
                               CAPITAL ADJUSTMENTS

         If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the company, then and in such event:

                  (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

                  (ii) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

         Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

         Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail to


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each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 14
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

                  (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

                  (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Stock Options may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares subject to such outstanding Stock Options.

                  (d) Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 15
                           LIQUIDATION OR DISSOLUTION

         In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation,


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or winding up with respect to each share of Common Stock of the Company. If the
Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE 16
                           OPTIONS IN SUBSTITUTION FOR
                   STOCK OPTIONS GRANTED BY OTHER CORPORATIONS

         Stock Options may be granted under the Plan from time to time in substitution for such options held by directors of a corporation who become or are about to become Outside Directors of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS

         17.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

         17.2 NO EMPLOYMENT RELATIONSHIP. The Participant is not an employee of the Company. Nothing herein shall be construed to create an employer-employee relationship between the Company and the Participant.

         17.3 INDEMNIFICATION OF BOARD. No member of the Board, nor any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on the Board's behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

         17.4 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board shall be deemed to give any person any right to be granted a Stock Option to purchase Common Stock of the Company or any other rights except as may be evidenced by a Stock Option Agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

         17.5 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Stock


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Option if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including Section 16 of the Securities Exchange Act of
1934); and, as a condition of any sale or issuance of shares of Common Stock under a Stock Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Stock Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

         17.6 TAX REQUIREMENTS. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares issued upon exercise of any Stock Option shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash or by check.

         17.7 ASSIGNABILITY. Unless the Board provides otherwise, all or a portion of a Stock Option to be granted to a Participant may be transferred by such Participant to (i) the spouse, children or grandchildren of the Participant ("IMMEDIATE FAMILY MEMBERS"), (ii) a trust or trusts for the exclusive benefit of one or more Immediate Family Members, or (iii) a partnership in which one or more Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in
Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, and (y) subsequent transfers of previously transferred Stock Options shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of ARTICLES 10, 11, 13, 14, 15, 16 AND 17 hereof the term "PARTICIPANT" shall be deemed to include the transferee. The events of Termination of Service and any vesting of the Stock Options shall continue to be applied with respect to the original Participant, following which the Stock Options shall be exercisable by the transferee only to the extent and for the periods and installments specified in the Award Agreement. The Board and the Company shall have no obligation to inform any transferee of a Stock Option of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Stock Option that has been transferred by a Participant under this Section 17.7. If the Participant attempts to alienate, assign, pledge, hypothecate, or otherwise dispose of this Stock Option or any right thereunder, except as provided for in this Plan or the Stock Option Agreement, the Board may terminate the Participant's Stock Option by notice to him, and it shall thereupon become null and void.

         17.8 USE OF PROCEEDS. Proceeds from the sale of shares pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

         17.9 LEGEND. Each certificate representing shares of Common Stock issued to a Participant upon exercise of a Stock Option shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof and the applicable security laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed) unless the shares


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of Common Stock being issued have been registered pursuant to a Registration
Statement on Form S-8 (or a successor form) filed with and declared effective by the Securities and Exchange Commission:

                  On the face of the certificate:

                           "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

                  On the reverse:

                           "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain DevX Energy, Inc. Amended and Restated Directors Nonqualified Stock Option Plan, dated as of January 1, 2001, as amended from time to time, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledge hereof agrees to be bound by all of the provisions of said Plan."

                  Insert the following legend on the certificate if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

                           "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

         A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas or any successor location of the Company's principal executive offices.


                                    * * * * *






                                                                         Page 10
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         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized representative pursuant to prior action taken by the Board.

                                          DEVX ENERGY, INC.

                                          By:
                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

Attest:



-----------------------------
Secretary








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